Washington Mutual Investors Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $549,726
------------------ --------------------------------
------------------ --------------------------------
Class B            $15,307
------------------ --------------------------------
------------------ --------------------------------
Class C            $14,176
------------------ --------------------------------
------------------ --------------------------------
Class F            $19,019
------------------ --------------------------------
------------------ --------------------------------
Total              $598,228
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $4,179
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $582
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $846
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $193
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $122
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $113
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,395
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $8,781
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $3,746
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $4,812
------------------ --------------------------------
------------------ --------------------------------
Total              $25,769
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2750
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1663
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1559
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2626
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2567
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1397
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1419
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2141
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2518
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1605
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1606
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2137
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2658
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3060
-------------------- -------------------------------------------









Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,019,846
------------------ ----------------------------------
------------------ ----------------------------------
Class B            94,638
------------------ ----------------------------------
------------------ ----------------------------------
Class C            95,090
------------------ ----------------------------------
------------------ ----------------------------------
Class F            77,518
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,287,092
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        17,579
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        4,445
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        6,444
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        979
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        565
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          800
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          16,722
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          46,679
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          17,885
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          17,566
------------------ ----------------------------------
------------------ ----------------------------------
Total              129,664
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $29.38
----------------------- -------------------------
----------------------- -------------------------
Class B                 $29.22
----------------------- -------------------------
----------------------- -------------------------
Class C                 $29.17
----------------------- -------------------------
----------------------- -------------------------
Class F                 $29.32
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $29.36
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $29.25
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $29.25
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $29.27
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $29.32
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $29.25
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $29.18
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $29.26
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $29.32
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $29.38
----------------------- -------------------------